UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Emmis Communications Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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I. Press Release
On September 8, 2010, Emmis Communications Corporation (“Emmis”) terminated the Exchange Offer. The Exchange Offer was conditioned on, among other things, obtaining, prior to the expiration of the Exchange Offer, the Required Vote for the Proposed Amendments to be voted on at the special meeting of Emmis shareholders which was initially adjourned from 6:30 p.m., local time, on Wednesday, September 8, 2010, until 8:30 a.m., local time, on Thursday, September 9, 2010 at One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204. At the special meeting convened at 8:30 a.m., local time, on Thursday, September 9, 2010, the Required Vote was not obtained, and as a result, that condition was not satisfied prior to the expiration of the Exchange Offer, and the Exchange Offer was terminated. The following press release was issued in connection with the termination of the Exchange Offer described above:
For Immediate Release
Thursday, September 9, 2010
Contact: Patrick M. Walsh
Ryan A. Hornaday
317-266-0100
Emmis Communications Announces Termination of Preferred Stock Exchange Offer
and Return of Tendered Shares
Indianapolis, IN (NASDAQ: EMMS) — September 9, 2010 — Emmis Communications Corporation, an Indiana corporation (“Emmis”) today announced that its offer to issue 12% PIK Senior Subordinated Notes due 2017 (“New Notes”) in exchange for Emmis’ 6.25% Series A Cumulative Convertible Preferred Stock (“Preferred Stock”) at a rate of $30.00 principal amount of New Notes for each $50.00 of liquidation preference of Preferred Stock has terminated.
Emmis has been informed that the tender offer by JS Acquisition, Inc., an Indiana corporation (“JS Acquisition”) whose equity securities are owned entirely by Mr. Jeffrey H. Smulyan, the Chairman, Chief Executive Officer and President of Emmis, and JS Acquisition, LLC, an Indiana limited liability company (“JS Parent”) that is wholly owned by Mr. Smulyan, to purchase all of Emmis’ outstanding shares of Class A common stock for $2.40 per share in cash has also terminated.
The exchange offer was conditioned on, among other things, obtaining, prior to the exchange offer’s expiration, the required vote for certain amendments to the terms of Emmis’ 6.25% Series A Cumulative Convertible Preferred Stock (“Preferred Stock”) to be voted on at a special meeting of Emmis shareholders. The special meeting of Emmis shareholders initially held at 6:30 p.m., local time, on Wednesday, September 8, 2010, was adjourned until 8:30 a.m., local time, on Thursday, September 9, 2010, at One Emmis Plaza, 40 Monument Circle, Indianapolis, Indiana 46204. At the special meeting of Emmis shareholders held at 8:30 a.m., local time, on Thursday, September 9, 2010, the required vote of Emmis’ shareholders was not obtained. Accordingly, since the required vote was not obtained prior to the expiration of the exchange offer and, as a result, the condition was not satisfied, the exchange offer has terminated. The tender offer was also conditioned on obtaining the required vote described above, and as that condition was not satisfied prior to the expiration of the tender offer, the tender offer has also terminated.
As of the expiration of the exchange offer at 5:00 p.m., New York City time, on Wednesday, September 8, 2010, 418,503 shares of Preferred Stock had been tendered into and not withdrawn from the exchange offer. None of the shares of Preferred Stock tendered were purchased in the exchange offer, and Emmis has instructed the depositary for the exchange offer to promptly return all shares of Preferred Stock previously tendered and not withdrawn to their respective holders.
Additionally, as of the expiration of the tender offer at 5:00 p.m., New York City time, on Wednesday, September 8, 2010, 19,968,517 Class A shares had been tendered into and not withdrawn from the tender offer. None of the Class A shares tendered were purchased in the tender offer, and JS Acquisition has instructed the depositary for the tender offer to promptly return all Class A shares previously tendered and not withdrawn to their respective holders.
About Emmis
Emmis Communications Corporation is a diversified media company, principally focused on radio broadcasting. Emmis operates the 8th largest publicly traded radio portfolio in the United States based on total listeners. As of February 28, 2010, Emmis owns and operates seven FM radio stations serving the nation’s top three markets — New York, Los Angeles and Chicago, although one of Emmis’ FM radio stations in Los Angeles is operated pursuant to a Local Marketing Agreement whereby a third party provides the programming for the station and sells all advertising within that programming. Additionally, Emmis owns and operates fourteen FM and two AM radio stations with strong positions in St. Louis, Austin (Emmis has a 50.1% controlling interest in Emmis’ radio stations located there), Indianapolis and Terre Haute, IN.
In addition to Emmis’ domestic radio properties, Emmis operates an international radio business and publishes several city and regional magazines. Internationally, Emmis owns and operates national radio networks in Slovakia and Bulgaria. Emmis’ publishing operations consists of Texas Monthly, Los Angeles, Atlanta, Indianapolis Monthly, Cincinnati, Orange Coast, and Country Sampler and related magazines. Emmis also engages in various businesses ancillary to Emmis’ broadcasting business, such as website design and development, broadcast tower leasing and operating a news information radio network in Indiana.
Emmis’ news releases and other information are available on the company’s website at www.emmis.com.
IMPORTANT INFORMATION
THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE OR EXCHANGE OR THE SOLICITATION OF AN OFFER TO SELL OR EXCHANGE CLASS A COMMON STOCK, PREFERRED STOCK, STOCK OPTIONS, RESTRICTED STOCK, DEBT OR OTHER SECURITIES OF EMMIS.
JS ACQUISITION HAS TERMINATED ITS OFFER TO PURCHASE SHARES OF CLASS A COMMON STOCK OF EMMIS (THE “TENDER OFFER”) WHICH HAD COMMENCED PURSUANT TO THE OFFER TO PURCHASE AND RELATED LETTER OF TRANSMITTAL, DATED JUNE 2, 2010 (TOGETHER WITH AMENDMENTS AND SUPPLEMENTS THERETO, THE “TENDER OFFER DOCUMENTS”) THAT WAS FILED UNDER COVER OF A COMBINED SCHEDULE TO/13E-3 TRANSACTION STATEMENT WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE TENDER OFFER DOCUMENTS HAVE BEEN DISTRIBUTED TO EMMIS’ SHAREHOLDERS. THIS PRESS RELEASE IS NOT A SUBSTITUTE FOR THE TENDER OFFER DOCUMENTS.
IN CONNECTION WITH THE TERMINATION OF THE TENDER OFFER, EMMIS HAS TERMINATED ITS OFFER TO ISSUE NEW 12% PIK SENIOR SUBORDINATED NOTES DUE 2017 IN EXCHANGE FOR EMMIS’ 6.25% SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK (THE “EXCHANGE OFFER”). ALSO, IN CONNECTION WITH THE EXCHANGE OFFER AND THE TENDER OFFER, EMMIS HAD PREVIOUSLY SOLICITED PROXIES (THE “PROXY SOLICITATION”) FROM ITS COMMON AND PREFERRED SHAREHOLDERS TO VOTE IN FAVOR OF CERTAIN PROPOSED AMENDMENTS TO EMMIS’ ARTICLES OF INCORPORATION. THE EXCHANGE OFFER AND PROXY SOLICITATION HAD BOTH COMMENCED PURSUANT TO A DEFINITIVE OFFER TO EXCHANGE, DEFINITIVE PROXY STATEMENT AND THEIR RESPECTIVE LETTERS OF TRANSMITTAL AND OTHER RELATED MATERIALS, DATED JULY 6, 2010 (TOGETHER WITH AMENDMENTS AND SUPPLEMENTS THERETO, THE “EXCHANGE OFFER DOCUMENTS”, AND COLLECTIVELY WITH THE TENDER OFFER DOCUMENTS, THE “DISCLOSURE DOCUMENTS”) THAT WERE FILED UNDER COVER OF A COMBINED SCHEDULE TO/SCHEDULE 13E-3 TRANSACTION STATEMENT WITH THE SEC. THE EXCHANGE OFFER DOCUMENTS HAVE BEEN DISTRIBUTED TO EMMIS’ SHAREHOLDERS, AND THIS PRESS RELEASE IS NOT A SUBSTITUTE FOR THE EXCHANGE OFFER DOCUMENTS.
SHAREHOLDERS AND INVESTORS SHOULD READ CAREFULLY THE DISCLOSURE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO THE TENDER OFFER, THE EXCHANGE OFFER AND THE PROXY SOLICITATION (THE “TRANSACTIONS”). INVESTORS MAY OBTAIN FREE COPIES OF THE DISCLOSURE DOCUMENTS, INCLUDING THE LETTERS OF TRANSMITTAL, AT THE SEC’S WEB SITE AT WWW.SEC.GOV. IN ADDITION, COPIES OF THE DISCLOSURE DOCUMENTS, INCLUDING THE LETTERS OF TRANSMITTAL, MAY BE OBTAINED FOR FREE BY DIRECTING SUCH REQUESTS TO BNY MELLON SHAREOWNER SERVICES, THE INFORMATION AGENT FOR THE TRANSACTIONS, AT 1-866-301-0524. SHAREHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS PRIOR TO MAKING ANY DECISION WITH RESPECT TO THE TRANSACTIONS.
EMMIS AND ITS DIRECTORS AND OFFICERS AND OTHER MEMBERS OF MANAGEMENT AND EMPLOYEES MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES. INFORMATION REGARDING EMMIS’ DIRECTORS AND EXECUTIVE OFFICERS IS DETAILED IN ITS PROXY STATEMENTS AND ANNUAL REPORTS ON

FORM 10-K. SUCH INFORMATION IS ALSO CONTAINED IN THE EXCHANGE OFFER DOCUMENTS.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This press release includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements about Emmis’ beliefs, plans, objectives, goals, expectations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. The words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “goal,” and similar expressions are intended to identify forward-looking statements. All forward-looking statements, by their nature, are subject to risks and uncertainties. Although Emmis believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, Emmis’ actual results could differ materially from those described in the forward-looking statements.
Emmis’ ability to achieve its objectives could be adversely affected by the factors discussed in its Annual Report on Form 10-K, as amended, for the fiscal year ended February 28, 2010 and Definitive Proxy Statement/Offer to Exchange filed with the SEC on July 6, 2010, as well as, among others: (1) the occurrence of any event, change or other circumstances that could give rise to the inability to complete the proposed transactions described above due to the failure to satisfy the conditions required to complete the proposed transactions, (2) the outcome of any legal proceedings that have been and may be instituted against Emmis and others following announcement of the proposed transactions, (3) the ability to recognize the benefits of the proposed transactions, (4) the amount of the costs, fees, expenses and charges related to the proposed transactions, (5) general industry conditions such as the competitive environment, (6) regulatory matters and risks, (7) legislative developments, (8) changes in tax and other laws and the effect of changes in general economic conditions, (9) the risk that a condition to closing of the proposed transactions may not be satisfied, and (10) other risks to consummation of the proposed transactions, including the risk that the proposed transactions will not be consummated within the expected time period.
Many of the factors that will determine the outcome of the subject matter of this press release are beyond Emmis’ ability to control or predict. Emmis undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. Additional information regarding these risk factors and uncertainties is detailed from time to time in Emmis’ filings with the SEC, including but not limited to its Annual Report on Form 10-K, as amended, for the fiscal year ended February 28, 2010 and Definitive Proxy Statement/Offer to Exchange filed with the SEC on July 6, 2010. These filings are also available for viewing on Emmis’ website. To access this information on Emmis’ website, please visit www.emmis.com and click on “Investors”, “SEC Filings”.
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II. Amendments to Proxy Statement/Offer to Exchange
     The following are amendments that are being made to the Proxy Statement/Offer to Exchange in connection with the termination of the Exchange Offer:
     The information set forth below amends and supplements Emmis’ Proxy Statement/Offer to Exchange dated July 6, 2010 and should be read in conjunction with such Proxy Statement/Offer to Exchange. All terms used below and not defined herein shall have the meanings set forth in the Proxy Statement/Offer to Exchange. The Proxy Statement/Offer to Exchange is hereby amended and supplemented as follows:
1.	The Exchange Offer expired at 5:00 p.m., New York City time, on Wednesday, September 8, 2010 until 5:00 p.m. As of the expiration of the Exchange Offer, 418,503 shares of Existing Preferred Stock had been tendered into and not withdrawn from the Exchange Offer. The special meeting of Emmis shareholders to vote on the Proposed Amendments was initially adjourned from 6:30 p.m., local time, on Wednesday, September 8, 2010, until 8:30 a.m., local time, on Thursday, September 9, 2010 at Emmis’ Headquarters. At the special meeting convened at 8:30 a.m., local time, on Thursday, September 9, 2010, at Emmis’ Headquarters, the Required Vote was not obtained. The Exchange Offer was conditioned upon the Proposed Amendments receiving the Required Vote prior to the expiration of the Exchange Offer. Accordingly, since that condition was not satisfied, the Exchange Offer was terminated. Emmis has instructed the Depositary to promptly return all shares of Existing Preferred Stock tendered into the Exchange Offer to the tendering shareholders, without any action required on the part of the shareholders.

2.	In addition, the JS Acquisition Tender Offer also expired at 5:00 p.m., New York City time, on Wednesday, September 8, 2010. As of the expiration of the JS Acquisition Tender Offer, 19,968,517 shares of Class A Common Stock had been tendered into and not withdrawn from the JS Acquisition Tender Offer. The JS Acquisition Tender Offer was also conditioned upon the Proposed Amendments receiving the Required Vote prior to the expiration of the JS Acquisition Tender Offer. Since that condition was not satisfied, the JS Acquisition Tender Offer was terminated. JS Acquisition has instructed the Depositary to promptly return all shares of Class A Common Stock tendered into the JS Acquisition Tender Offer to the tendering shareholders, without any action required on the part of the shareholders.

3.	“Special Factors—Background” of the Proxy Statement/Offer to Exchange is hereby also amended by inserting the following text after the last paragraph thereof:

“As of the expiration of the JS Acquisition Tender Offer and the Exchange Offer at 5:00 p.m., New York City time, on Wednesday, September 8, 2010, 19,968,517 shares of Class A Common Stock had been tendered into and not withdrawn from the JS Acquisition Tender Offer, and 418,503 shares of Existing Preferred Stock had been tendered into and not withdrawn from the Exchange Offer. Also on September 8, 2010, the special meeting of Emmis shareholders to vote on the Proposed Amendments was adjourned from 6:30 p.m., local time, until 8:30 a.m., local time, on Thursday, September 9, 2010, at Emmis’ Headquarters.

On September 9, 2010, the special meeting to vote on the Proposed Amendments was convened at 8:30 a.m., local time, at Emmis’ Headquarters. Both the JS Acquisition Tender Offer and Exchange Offer were conditioned on, among other things, obtaining the Required Vote at this special meeting. The Required Vote was not obtained at the special meeting, and in light of the failure of the aforementioned condition, the JS Acquisition Tender Offer was terminated and JS Acquisition issued a press release in connection therewith. Similarly, the Exchange Offer was also terminated and Emmis issued a press release in connection therewith. No shares of Class A Common Stock were purchased by JS Acquisition pursuant to the Offer, no shares of Existing Preferred Stock were exchanged for New Notes pursuant to the Exchange Offer, and both JS Acquisition and Emmis have instructed the Depositary to promptly return all shares of Class A Common Stock and shares of Existing Preferred Stock tendered into the JS Acquisition Tender Offer and the Exchange Offer to the tendering shareholders, without any action required on the part of the shareholders.

Also on September 9, 2010, JS Acquisition, JS Parent, Mr. Smulyan and Emmis filed an Amendment to their combined Statement on Schedule TO and Schedule 13E-3 with the SEC with respect to the termination of the JS Acquisition Tender Offer. On that same day, Emmis filed Amendment No. 10 to its Schedule TO/13E-3 with the SEC with respect to the termination of the Exchange Offer.”

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